SMITH BARNEY
 Small Cap
 Value
  Fund

DECEMBER 28, 1998

      PROSPECTUS BEGINS ON PAGE ONE


P R O S P E C T U S



[LOGO] SMITH BARNEY MUTUAL FUNDS
       Investing for your future.
       Every day.

PROSPECTUS                            DECEMBER 28, 1998


Smith Barney
Small Cap Value Fund
388 Greenwich Street
New York, New York 10013
1-800-451-2010

  Smith Barney Small Cap Value Fund (the "Fund") is a mutual fund that seeks long-term growth of capital by investing, under normal market conditions, at least 65% of its total assets in the equity securities of smaller capitalized companies. Smaller capitalized companies are those whose market capitalization is no greater than the market capitalization of companies in the Russell
2000 Value Index (the "Index") at the time of the Fund's investment. The size of the companies in the Index changes with market conditions and the composition of the Index. As of November 30, 1998, the largest market capitalization of a company in the Index was $2.51 billion.

  The Fund is one of a number of funds, each having distinct investment objec-tives and policies making up the Smith Barney Investment Funds Inc. (the "Com-pany"). The Company is an open-end management investment company commonly referred to as a mutual fund.

  The initial subscription period for shares is scheduled to end on February 22, 1999, (the "Subscription Period"). After the expiration of the Subscription Period or a limited continuous offering period, the Fund will suspend the offering of shares to the public. A continuous offering of shares is expected to commence on or about March 29, 1999. See "Purchase of Shares."


  This Prospectus sets forth concisely certain information about the Fund, including sales charges, distribution and service fees and expenses, that pro-spective investors will find helpful in making an investment decision. Invest-ors are encouraged to read this Prospectus carefully and retain it for future reference.

  Shares of the other Funds offered by the Company are described in separate prospectuses that may be obtained by calling the Company at 1-800-451-2010.

  Additional information about the Fund is contained in a Statement of Addi-tional Information, (the "SAI") dated December 28, 1998, as amended or supple-mented from time to time, that is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by contacting a Salomon Smith Barney Financial Consultant. The SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorpo-rated by reference into this Prospectus in its entirety.

CFBDS, INC.
Distributor

MUTUAL MANAGEMENT CORP.
Investment Manager

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


PROSPECTUS SUMMARY                              3
-------------------------------------------------
INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES   10
-------------------------------------------------
VALUATION OF SHARES                            12
-------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES             12
-------------------------------------------------
PURCHASE OF SHARES                             14
-------------------------------------------------
EXCHANGE PRIVILEGE                             23
-------------------------------------------------
REDEMPTION OF SHARES                           26
-------------------------------------------------
MINIMUM ACCOUNT SIZE                           29
-------------------------------------------------
PERFORMANCE                                    29
-------------------------------------------------
MANAGEMENT OF THE COMPANY AND THE FUND         30
-------------------------------------------------
DISTRIBUTION                                   31
-------------------------------------------------
ADDITIONAL INFORMATION                         32
-------------------------------------------------
APPENDIX A                                    A-1

--------------------------------------------------------------------------------

  No person has been authorized to give any information or to make any repre-sentations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the distribu-tor. This Prospectus does not constitute an offer by the Fund or the distribu-tor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

--------------------------------------------------------------------------------

PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the SAI. Cross references in this summary are to headings in this Prospectus. See "Table of Contents."

INVESTMENT OBJECTIVE The Fund is an open-end, diversified, management invest-ment company whose investment objective is to seek long-term growth of capital by investing, under normal market conditions, at least 65% of its total assets in the equity securities of smaller capitalized companies . Smaller capitalized companies are those whose market capitalization is no greater than the market capitalization of companies in the Index at the time of the Fund's investment. The size of the companies in the Index changes with market conditions and the composition of the Index. As of November 30, 1998, the largest market capitalization of a company in the Index was $2.51 billion. See
"Investment Objective and Management Policies."

ALTERNATIVE PURCHASE ARRANGEMENTS The Fund offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three classes of shares: Class A shares, Class B shares and Class L shares, which differ principally in terms of sales charges and rates of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment minimum of $15,000,000. See "Purchase of Shares" and "Redemption of Shares."

  Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 5.00% and are subject to an annual service fee of 0.25% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary--Reduced or No Initial Sales Charge."

  Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 5.00% of redemption proceeds, declining by 1.00% each year after the date of purchase to zero. This CDSC may be waived for certain redemp-tions. Class B shares are subject to an annual service fee of 0.25% and an annual distribution fee of 0.75% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

  Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and dis-tributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares--Deferred Sales Charge Alternatives."

  Class L Shares. Class L shares are sold at net asset value plus an initial sales charge of 1.00%. They are subject to an annual service fee of 0.25% and an annual distribution fee of 0.75% of the average daily net assets of the Class, and investors pay a CDSC of 1.00% if they redeem Class L shares within 12 months of purchase. The CDSC may be waived for certain redemptions.
The Class L shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares. Purchases of Fund shares, which when combined with current holdings of Class L shares of the Fund equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

  Class Y Shares. Class Y shares are available only to investors meeting an initial investment minimum of $15,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.

  In deciding which Class of Fund shares to purchase, investors should con-sider the following factors, as well as any other relevant facts and circum-stances:

  Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended duration of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates, shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of this Class. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case. Class L shares which have a lower upfront sales charge but are sub-ject to higher distribution fees than Class A shares, are suitable for invest-ors who are not investing or intending to invest an amount which would receive a substantive sales charge discount and who have a short-term or undetermined time frame.

  Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, while Class L shares have a shorter CDSC period than Class B shares, they do not have a conversion feature and therefore are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class L shares to investors with longer term investment outlooks.

  Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers, and the entire purchase price will be immediately invested in the Fund. In addition, Class A share pur-chases of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by adding the pur-chase to the net asset value of all Class A shares offered with a sales charge held in Smith Barney Mutual Funds listed under "Exchange Privilege." Class A share purchases may also be eligible for a reduced initial sales charge. See "Purchase of Shares." Because the ongoing expenses of Class A shares may be lower than those for Class B and Class L shares, purchasers eligible to pur-chase Class A shares at net asset value or at a reduced sales charge should consider doing so.

  Salomon Smith Barney Financial Consultants may receive different compensation for selling different Classes of shares. Investors should understand that the purpose of the CDSC on certain Class A shares, the Class B and Class L shares is the same as that of an initial sales charge.

  See "Purchase of Shares" and "Management of the Fund" for a complete descrip-tion of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Exchange Privilege" for other differences between the Classes of shares.

SMITH BARNEY 401(K) AND EXECCHOICE(TM) PROGRAMS Investors may be eligible to participate in the Smith Barney 401(k) Program, which is generally designed to assist plan sponsors in the creation and operation of retirement plans under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), as well as other types of participant directed, tax-qualified employee benefit plans. Other investors may be eligible to participate in the Smith Barney ExecChoice(TM) Program. Class A and Class L shares are available as investment alternatives under both of these programs. See "Purchase of Shares--Smith Bar-ney 401(k) and ExecChoice(TM) Programs."

DISTRIBUTOR The Fund has entered into an agreement with CFBDS, Inc. ("CFBDS") to distribute the Fund's shares.

PURCHASE OF SHARES Shares may be purchased through a Salomon Smith Barney Financial Consultant during the Initial Subscription Period. During the contin-uous offering period, shares may also be purchased through a Salomon Smith Bar-ney Financial Consultant, a broker that clears securities transactions through Salomon Smith Barney Inc. ("Salomon Smith Barney") on a fully disclosed basis or an investment dealer in the selling group. (An investment dealer in the selling group and a broker that clear securities through Salomon Smith Barney are collectively referred to as "Dealer Representatives.") In addition, certain investors, including qualified retirement plans purchasing through certain Dealer Representatives, may purchase shares directly from the Fund through the Fund's transfer agent, First Data Investors Services Group, Inc. ("First Data" or "Transfer Agent"). See "Purchase of Shares." The initial subscription period for shares is scheduled to end on February 22, 1999, (the "Subscription Peri-od"). After the expiration of the Subscription Period or a limited continuous offering period, the Fund will suspend the offering of shares to the public. A continuous offering of shares is expected to commence on or about March 29, 1999. See "Purchase of Shares."

INVESTMENT MINIMUMS Investors in Class A, Class B and Class L shares may open an account by making an initial investment of at least $1,000 for each account, or $250 for an individual retirement account ("IRA") or a Self-Employed Retirement Plan. Investors in Class Y shares may open an account for an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A, Class B and Class L shares and the subse-quent investment requirement for all Classes of shares is $25. The minimum investment requirements for purchases of Fund shares through the Systematic Investment Plan are described below. There is no minimum investment required in Class A shares for unitholders who invest distributions from a unit invest-ment trust ("UIT") sponsored by Salomon Smith Barney. See "Purchase of Shares."

SYSTEMATIC INVESTMENT PLAN During the continuous offering period, the Fund offers shareholders a Systematic Investment Plan under which they may autho-rize the automatic placement of a purchase order each month or quarter for Fund shares. The minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes for shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25 and on a quarterly basis is $50. See "Purchase of Shares."

REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Redemption of Shares."

MANAGEMENT OF THE FUND Mutual Management Corp. ("MMC" or the "Manager"), formerly known as Smith Barney Mutual Funds Management Inc., serves as the Fund's investment manager. The Manager is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc, ("Holdings") formerly known as Smith Barney Holdings. Holdings is a wholly owned subsidiary of Citigroup Inc. ("Citigroup"). Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world. Among these businesses are Citibank, Commercial Credit, Primerica Financial Services, Salomon Smith Barney, SSBC Asset Management, Travelers Life & Annuity, and Travelers Property Casualty.

EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other funds of the Smith Barney Mutual Funds at the respec-tive net asset values next determined. See "Exchange Privilege."

VALUATION OF SHARES Net asset value of the Fund for the prior day generally is quoted daily in the financial section of most newspapers and is also available from Salomon Smith Barney Financial Consultants. See "Valuation of Shares."

DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income and distribu-tions of net realized capital gains, if any, are declared and paid annually. See "Dividends, Distributions and Taxes."

REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of a Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and dis-tribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."

RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Fund's investment objective will be achieved. The value of the Fund's invest-ments, and thus the net asset value of the Fund's shares, will fluctuate in response to changes in market and economic conditions, as well as the finan-cial condition and prospects of issuers in which the Fund invests. The Fund may invest in foreign securities, though management intends to limit such investments to 10% of the Fund's assets. Foreign investments may include addi-tional risks associated with currency exchange rates, less complete financial information about individual companies, less market liquidity and political instability. See "Investment Objective and Management Policies."

THE FUND'S EXPENSES The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Fund, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and the Fund's estimated operating expenses:

  SMITH BARNEY
  SMALL CAP VALUE FUND                        CLASS A CLASS B CLASS L CLASS Y
-------------------------------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSES
    Maximum sales charge imposed on purchases
     (as a percentage of offering price)         5.00%   None    1.00%   None
    Maximum CDSC (as a percentage of original
     cost or redemption proceeds, whichever is
     lower)                                      None*   5.00%   1.00%   None
-------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
    (as a percentage of average net assets)
    Management fees                              0.75%   0.75%   0.75%   0.75%
    12b-1 fees**                                 0.25    1.00    1.00    None
    Other expenses***                            0.25    0.25    0.25    0.25
-------------------------------------------------------------------------------
  TOTAL FUND OPERATING EXPENSES                  1.25%   2.00%   2.00%   1.00%
-------------------------------------------------------------------------------

   * Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.
  ** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee. Class L shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class L shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers ("NASD").

 *** "Other Expenses" have been estimated based on expenses the Fund expects to incur during its fiscal year ending September 30, 1999.

  Class A shares of the Fund purchased through the Salomon Smith Barney AssetOne Program will be subject to an annual asset-based fee, payable quarter-ly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call a Salomon Smith Barney Financial Consultant.

  The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Fund shares and investors may actually pay lower or no charges, depending on the amount purchased and, in the case of Class B, Class L and certain Class A shares, the length of time the shares are held and whether the shares are held through the Smith Barney 401(k) and ExecChoice(TM) Programs. See "Purchase of Shares" and "Redemption of Shares." Salomon Smith Barney receives an annual 12b-1 service fee of 0.25% of the value of average daily net assets of Class A shares. For Class B and Class L shares, Salomon Smith Barney receives an an ing fees, printing costs and registration fees.

 EXAMPLE

  The following example is intended to assist an investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The example assumes payment by the Fund of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and "Management of the Company and the Fund."

  SMITH BARNEY
  SMALL CAP VALUE FUND                                          1 YEAR 3 YEARS
------------------------------------------------------------------------------
  An investor would pay the following expenses on a $1,000
  investment, assuming (1) 5.00% annual return and (2) redemp-
  tion at the end of each time period:
    Class A....................................................  $62     $88
    Class B....................................................   70      93
    Class L....................................................   40      72
    Class Y....................................................   10      32
  An investor would pay the following expenses on the same
  investment, assuming the same annual return and no redemp-
  tion:
    Class A....................................................  $62     $88
    Class B....................................................   20      63
    Class L....................................................   30      72
    Class Y....................................................   10      32
------------------------------------------------------------------------------

  The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Fund's actual return will vary and may be greater or less than 5.00%. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTA-TION OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

  The Fund's investment objective is long-term growth of capital. This invest-ment objective may not be changed without the approval of the holders of a majority of the Fund's outstanding shares. There can be no assurance that the Fund's investment objective will be achieved.

  The Fund attempts to achieve its investment objective by investing, under normal market conditions, substantially all of its assets in equity securities and at least 65% of its total assets in equity securities of smaller capital-ized companies. Smaller capitalized companies are those whose market capitalization is no greater than the market capitalization of companies in the Index at the time of the Fund's investment. The size of the companies in the Index changes with market conditions and the composition of the Index. As of November 30, 1998, the largest market capitalization of a company in the Index was $2.51 billion.. Companies whose capitalization falls outside this range after purchase continue to be considered smaller capitalized companies for purposes of the 65% policy. Investments in smaller capitalized companies may offer greater opportunities for growth of capital than larger, more established com-panies, but may also involve certain risks because smaller capitalized compa-nies often have limited market or financial resources and may be dependent on one or two people for management. In addition, shares of smaller capitalized companies have limited liquidity and more volatility which could result in significant fluctuations in the price of their shares.


 In selecting the Fund's equity investments, the Manager seeks to identify companies that exhibit value attributes. When selecting stocks with value characteristics, the Manager will typically be looking at smaller capitalized companies exhibiting lower price-to-book and earnings ratios and higher dividend yields than companies with growth characteristics. In addition, the Manager may utilize an active quantitative investment strategy for a portion of the Fund. This portion will provide added diversification and, in addition, will select securities using a proprietary technique that are believed to have a high probability of outperforming their respective industry or sector. In identifying these secu-rities, the Fund's portfolio manager is supported by a quantitatively oriented investment team.

  The Fund will normally invest in all types of equity securities, including common stocks, preferred stocks, securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, and depository receipts for those securities. It is the policy of the Fund to be as fully invested in equity securities as practicable at all times. Under certain cir-cumstances, the Fund may maintain a portion of its assets, which will usually not exceed 10%, in U.S. Government securities, money market obligations, and in cash to provide for payment of the Fund's expenses and to meet redemption requests. The Fund reserves the right, as a defensive measure, to hold money market securities, including repurchase agreements or cash, in such propor-tions as, in the opinion of management, prevailing market or economic condi-tions warrant.

  Consistent with its investment objective and policies described above, the Fund may invest up to 10% of its total assets in foreign securities, including both direct investments and investments made through depository receipts. The Fund may also invest in real estate investment trusts; purchase or sell securities on a when-issued or delayed-delivery basis; enter into forward commitments to purchase securities; lend portfolio securities; purchase and sell put and call options; invest in illiquid securities;
and enter into interest rate futures contracts, stock index futures contracts and related options.

  The different types of securities and investment techniques used by the Fund all involve risks of varying degrees. For example, with respect to common stock, there can be no assurance of capital appreciation, and there is a risk of market decline. With respect to debt securities, including money market instruments, there is the risk that the issuer of a security may not be able to meet its obligation to make scheduled interest or principal payments. See Appendix A for a more complete discussion of certain of these securities and investment techniques and the associated risks.

 PORTFOLIO TRANSACTIONS AND TURNOVER

  Transactions on behalf of the Fund are allocated to various brokers and deal-ers by the Manager in its best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, brokers and dealers, including Salomon Smith Barney, may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

  The Fund cannot accurately predict its portfolio turnover rate, but antici-pates that its annual turnover normally will not exceed 150%. An annual turn-over rate of 100% would occur if all of the securities held by the Fund were replaced once during a period of one year. Under certain market conditions, the Fund may experience high portfolio turnover as a result of its investment strategies. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions for the Fund.
The Manager will not consider turn-
over rate a limiting factor in making investment decisions consistent with the Fund's investment objective and policies.

  Year 2000. The investment management services provided to the Fund by the Manager and the services provided to shareholders who hold their shares in bro-kerage accounts maintained with Salomon Smith Barney depend on the smooth func-tioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Fund's operations, including the handling of securi-ties trades, pricing and account services. The Manager and Salomon Smith Barney have advised the Fund that they have been reviewing all of their computer sys-tems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, the Manager has been advised by the Fund's custodian, transfer agent, distributor and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Manager, Salomon Smith Barney or any other service provider will be successful, or that interaction with other non-complying com-puter systems will not impair Fund services at that time.


VALUATION OF SHARES


  The Fund's net asset value per share is determined as of the close of regu-lar trading on the NYSE on each day that the NYSE is open, by dividing the value of the Fund's net assets attributable to each Class by the total number of shares of the Class outstanding.

  Generally, the Fund's investments are valued at market value or, in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the Company's Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost. Amortized cost involves valuing an investment at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Further information regarding the Fund's valuation policies is contained in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES


 DIVIDENDS AND DISTRIBUTIONS

  The Fund's policy is to distribute dividends from net investment income and net realized capital gains, if any, annually. The Fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains realized, in order to avoid a Federal excise tax liability. If a shareholder does not otherwise instruct, dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge or CDSC. A shareholder may change the option at any time by notifying his or her Salomon Smith
Barney Financial Consultant or their financial consultant or Dealer Representative. Shareholders whose accounts are held directly by First Data should notify First Data in writing, requesting a change to this reinvest option.

  The per share amounts of dividends from net investment income on Classes B and L may be lower than that of Classes A and Y, mainly as a result of the dis-tribution fees applicable to Class B and L shares. Similarly, the per share amounts of dividends from net investment income on Class A shares may be lower than that of Class Y, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same amount across all Classes of Fund shares (A, B, L and Y).

 TAXES

  The following is a summary of the material federal tax considerations affect-ing the Fund and Fund shareholders. Please refer to the SAI for further discus-sion. In addition to the considerations described below and in the SAI, there may be other federal, state, local, and/or foreign tax implications to consid-er. Because taxes are a complex matter, prospective shareholders are urged to consult their tax advisors for more detailed information with respect to the tax consequences of any investment.

  The Fund will be treated as a separate entity of the Company for Federal Income Tax purposes. The Fund intends to qualify under Subchapter M of the Internal Revenue Code (the "Code") for tax treatment as a regulated investment company. In each taxable year that the Fund qualifies, the Fund will pay no federal income tax on its net investment company taxable income and long-term capital gain that is distributed to shareholders.

  Dividends paid from net investment income and net realized short-term securi-ties gain, are subject to federal income tax as ordinary income.
Distributions, if any, from net realized long-term securities gains, derived from the sale of securities held by the Fund for more than one year, are taxable as long-term capital gains, regardless of the length of time a shareholder has owned Fund shares.

  Shareholders are required to pay tax on all taxable distributions, even if those distributions are automatically reinvested in additional Fund shares. A portion of the dividends paid by the Fund may qualify for the corporate divi-dends received deduction. Dividends consisting of interest from U.S. government securities may be exempt from state and local income taxes. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

  A shareholder's gain or loss on the disposition of Fund shares (whether by redemption, sale or exchange), generally will be a long-term or short-term gain or loss depending on the length of time the shares had been owned at dis-position. Losses realized by a shareholder on the disposition of Fund shares owned for six months or less will be treated as a long-term capital loss to the extent a capital gain dividend had been distributed on such shares.

  The Fund is required to withhold ("backup withholding") 31% of all taxable dividends, capital gain distributions, and the proceeds of any redemption, regardless of whether gain or loss is realized upon the redemption, for share-holders who do not provide the Fund with a correct taxpayer identification number (social security or employer identification number). Withholding from taxable dividends and capital gain distributions also is required for share-holders who otherwise are subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax, and may be claimed as a credit on the shareholder's federal income tax return.

PURCHASE OF SHARES


 GENERAL

  The Fund currently offers four Classes of shares. Class A shares are sold to investors with an initial sales charge. Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemp-tions. Class L shares are sold to investors with an initial sales charge and are subject to a CDSC payable upon certain redemptions. Class Y shares are sold without an initial sales charge or CDSC and are available only to invest-ors investing a minimum of $15,000,000 (except, for purchases of Class Y shares by Smith Barney Concert Allocation Series, Inc. for which there is no minimum purchase amount). See "Prospectus Summary--Alternative Purchase Arrangements" for a discussion of factors to consider in selecting which Class of shares to purchase.

 INITIAL SUBSCRIPTION PERIOD

  During the Initial Subscription Period, subscriptions for shares must be made through a Salomon Smith Barney Financial Consultant. Shares of the Fund subscribed for during the Subscription Period for which the Fund accepts pur-chase orders will be issued and sold by the Fund on the third business day after the end of the Subscription Period (the "Purchase Date"). Also on the Purchase Date, shareholders of other funds of the Smith Barney Mutual Funds will be able to exchange shares of such funds for shares of the Fund. On the Purchase Date, the Fund will issue shares for which it has received and accepted subscriptions and commence operations.

  The Fund is offering its Class A shares to the public at a maximum purchase price per share of $12.00, which equals the Class A share initial net asset value per share of $11.40 plus the maximum sales charge set forth below under "Continuous Offerings". The Fund is offering its Class B, Class L and Class Y shares to the public at each Class' respective initial net asset value per share of $11.40.

  The Fund may in its discretion determine to withdraw the offering without notice for any reason before the end of the Subscription Period. The Fund also reserves the right to refuse any order in whole or in part.

 CONTINUOUS OFFERINGS

  The Fund will suspend the offering of shares to the public immediately after the expiration of the Subscription Period or within three weeks thereafter. During the three-week period, the Fund will commence a limited continuous offering of shares to the public. Once the Fund suspends the offering of shares to the public (the "Closing Period"), it is expected to do so for 30 days. This period may be lengthened or shortened in the absolute discretion of the Fund. During the Closing Period, the Fund will invest the proceeds from its Subscription Period and its continuous offering, if any, and existing shareholders of the Fund may request redemptions, purchase additional shares and exchange shares of the Fund for shares of certain other funds of the Smith Barney Mutual Funds. See "Exchange Privilege." Immediately after the expira-tion of the Closing Period, the Fund expects to commence a continuous offering of shares.

  During the continuous offering, shares may be purchased through a Salomon Smith Barney Financial Consultant. Shares may also be purchased through a Dealer Representative. In addition, certain investors, including qualified retirement plans purchasing through certain Dealer Representatives may pur-chase shares directly from the Fund through First Data. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Salomon Smith Barney and Dealer Representatives may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the Transfer Agent are not subject to a maintenance fee.

  Investors in Class A, Class B and Class L shares may open an account by mak-ing an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the Fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For par-ticipants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the Fund is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment require-ment for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment require-ments for Class A shares purchased by employees of Citigroup and its subsidi-aries, including Salomon Smith Barney, unitholders who invest distributions from a UIT sponsored by Salomon Smith Barney, Directors or Trustees of any of the Smith Barney Mutual Funds and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to pur-chase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Fund's Transfer Agent. Share certificates are issued only upon a shareholder's writ-ten request to the Transfer Agent.

  Purchase orders received by the Fund or a Salomon Smith Barney Financial Consultant prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value are priced according to the net asset value determined on that day (the "trade date"). Orders received by Dealer Representatives prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the Fund or the Fund's agent prior to its close of business. For shares purchased through Salomon Smith Barney or Dealer Representatives purchasing through Salomon Smith Barney, payment for Fund shares is due on the third business day (the "settlement date") after the trade date. In all other cases, payments must be made with the purchase order.

 SYSTEMATIC INVESTMENT PLAN

  Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Salomon Smith Barney or the Transfer Agent is authorized, through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the regular bank account or other financial institution indicated by the shareholder to provide systematic additions to the shareholder's Fund account. A shareholder who has insuffi-cient funds to complete the transfer will be charged a fee of up to $25 by Salomon Smith Barney or the Transfer Agent. The Systematic Investment Plan also authorizes Salomon Smith Barney to apply cash held in the shareholder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Salomon Smith Barney money market fund to make additions to the account. Addi-tional information is available from the Fund or a Salomon Smith Barney Finan-cial Consultant.

 SALES CHARGE ALTERNATIVES

  The following Classes of shares are available for purchase through this Pro-spectus. See "Prospectus Summary--Alternative Purchase Arrangements" for a dis-cussion of factors to consider in selecting which Class of shares to purchase.

  Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                                SALES CHARGE
                         ---------------------------      DEALER'S
                          AS A % OF     AS A % OF    REALLOWANCE AS % OF
  AMOUNT OF INVESTMENT   TRANSACTION AMOUNT INVESTED   OFFERING PRICE
------------------------------------------------------------------------
  Less than $ 25,000        5.00%         5.26%             4.50%
  $ 25,000 -  49,999        4.00          4.17              3.60
    50,000 -  99,999        3.50          3.63              3.15
   100,000 - 249,999        3.00          3.09              2.70
   250,000 - 499,999        2.00          2.04              1.80
   500,000 and over           *             *                 *
------------------------------------------------------------------------

* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Salomon Smith Barney, which compensates Salomon Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of CDSC."

  Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended (the "1933 Act"). The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

  Class B Shares. Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

  Class L Shares. Class L shares are sold with an initial sales charge of 1% (which is equal to 1.01% of the amount invested) and are subject to a CDSC pay-able upon certain redemptions. Until June 22, 2001 purchases of Class L shares by investors who were holders of Class C shares of other
Smith Barney Mutual Funds on June 12, 1998 will not be subject to the 1.00% initial sales charge. See "Deferred Sales Charge Provisions" below.


  Class Y Shares. Class Y shares are sold without an initial sales charge or CDSC and are available only to investors investing a minimum of $15,000,000 (except purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount).

 SALES CHARGE WAIVERS AND REDUCTIONS

 INITIAL SALES CHARGE WAIVERS

  Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup Affiliated Funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-shar-ing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for invest-ment purposes and that the securities will not be resold except through redemption or repurchase, (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Salomon Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer,
(ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption pro-ceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup and its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge);
(g) purchases by separate accounts used to fund certain unregistered variable annuity contracts; (h) investments of distributions from a UIT sponsored by Salomon Smith Barney; and (i) purchases by investors participating in a Salo-mon Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to per-mit verification that the purchase would qualify for the elimination of the sales charge.

 RIGHT OF ACCUMULATION

  Class A shares of the Fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregat-ing the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of funds sponsored by Salomon Smith Barney which are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient infor-mation at the time of purchase to permit verification that the purchase quali-fies for the reduced sales charge. The right of accumulation is subject to mod-ification or discontinuance at any time with respect to all shares purchased thereafter.

 LETTER OF INTENT

  Class A Shares. A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made dur-ing the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Salomon Smith Barney Financial Consultant or the Transfer Agent to obtain a Letter of Intent application.

  Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13 month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund's Class A shares, which may include a CDSC of 1.00%. Please contact a Salomon Smith Barney Financial Con-sultant or the Transfer Agent for further information.

 DEFERRED SALES CHARGE PROVISIONS

  "CDSC Shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a CDSC. A CDSC may be imposed on certain redemptions of these shares.

  Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions;
(c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

  Class A shares and Class L shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of Class B shares held under the Smith Barney 401(k) Program, as described below. See "Purchase of Shares--Smith Barney 401(k) and ExecChoice(TM) Pro-grams."

      YEAR SINCE PURCHASE
      PAYMENT WAS MADE                                                     CDSC
    ----------------------------------------------------------------------------
First............................................................... 5.00%
Second.............................................................. 4.00
Third............................................................... 3.00
Fourth.............................................................. 2.00
Fifth............................................................... 1.00
Sixth and thereafter................................................ 0.00
    ----------------------------------------------------------------------------

  Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such pro-portion of Class B Dividend Shares owned by the shareholders as the total num-ber of his or her Class B shares converting at the time bears to the total num-ber of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary--Alternative Purchase Arrangements-- Class B Shares Conversion Feature."

  The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or divi - dend and capital gain distribution reinvestments in such other funds. For Fed-eral income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Salomon Smith Barney.

  To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her invest-ment. Assuming at the time of the redemption the net asset value had appreci-ated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

 WAIVERS OF CDSC

  The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan com-mences (see "Automatic Cash Withdrawal Plan") (provided, however, that auto-matic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemp-tions of shares made in connection with qualified distributions from retire-ment plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemp-tions; and (f) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addi-tion, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

  CDSC waivers will be granted subject to confirmation (by Salomon Smith Bar-ney in the case of shareholders who are also Salomon Smith Barney clients or by the Transfer Agent in the case of all other shareholders) of the sharehold-er's status or holdings, as the case may be.


 SMITH BARNEY 401(K) PROGRAM AND EXECCHOICE(TM) PROGRAMS

  Investors may be eligible to participate in the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program. To the extent applicable, the same terms and conditions, which are outlined below, are offered to all plans par-ticipating ("Participating Plans") in these programs.

  Each Fund offers to Participating Plans Class A and Class L shares as invest-ment alternatives under the Smith Barney 401(k) and ExecChoice(TM) Programs. Class A and Class L shares acquired through the Participating Plans are subject to the same service and/or distribution fees as the Class A and Class L shares acquired by other investors; however, they are not subject to any initial sales charge or CDSC. Once a Participating Plan has made an initial investment in a Fund, all of its subsequent investments in the Fund must be in the same Class of shares, except as otherwise described below.

 Class A Shares. Class A shares of a Fund are offered without any sales charge or CDSC to any Participating Plan that purchases $1,000,000 or more of Class A shares of one or more funds of the Smith Barney Mutual Funds.

 Class L Shares. Class L shares of a Fund are offered without any sales charge or CDSC to any Participating Plan that purchases less than $1,000,000 of Class L shares of one or more funds of the Smith Barney Mutual Funds.

  401(k) and ExecChoice(TM) Plans Opened On or After June 21, 1996. At the end of the fifth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program, if its total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $1,000,000, it will be offered the opportunity to exchange all of its Class L shares for Class A shares of a Fund. (For Participating Plans that were originally established through a Salomon Smith Barney retail brokerage account, the five year period will be calculated from the date the retail brokerage account was opened.) Such Participating Plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enroll-ment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the Participating Plan does not qualify for the five year exchange to Class A shares, a review of the Participating Plan's holdings will be performed each quarter until either the Participating Plan qualifies or the end of the eighth year.

  401(k) Plans Opened Prior to June 21, 1996. In any year after the date a Par-ticipating Plan enrolled in the Smith Barney 401(k) Program, if its total
Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the Participating Plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of a Fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or a he following March.

  Any Participating Plan in the Smith Barney 401(k) Program that has not previ-ously qualified for an exchange into Class A shares will be offered the oppor-tunity to exchange all of its Class L shares for Class A shares of a Fund, regardless of asset size, at the end of the eighth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program. Such Plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a Participating Plan will not be eligible to acquire additional Class L shares of the Fund but instead may acquire Class A shares of the Fund. Any Class L shares not converted will continue to be sub-ject to the distribution fee.

  Participating Plans wishing to acquire shares of a Fund through the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program must purchase such shares directly from the Transfer Agent. For further information regarding these Programs, investors should contact a Salomon Smith Barney Financial Consultant.

EXCHANGE PRIVILEGE


  Except as otherwise noted below, shares of each Class may be exchanged at the net asset value next determined for shares of the same Class in the following Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are sub-ject to the other requirements of the fund into which exchanges are made.

 FUND NAME

  Growth Funds
    Concert Peachtree Growth Fund
    Concert Social Awareness Fund
    Smith Barney Aggressive Growth Fund Inc.
    Smith Barney Appreciation Fund Inc.
    Smith Barney Balanced Fund
    Smith Barney Contrarian Fund
    Smith Barney Convertible Fund
    Smith Barney Fundamental Value Fund Inc.
    Smith Barney Funds, Inc.--Large Cap Value Fund
    Smith Barney Large Cap Blend Fund
    Smith Barney Large Capitalization Growth Fund
    Smith Barney Mid Cap Blend Fund
    Smith Barney Natural Resources Fund Inc.
    Smith Barney Premium Total Return Fund
    Smith Barney Small Cap Blend Fund, Inc.

Smith Barney Special Equities Fund

  Taxable Fixed-Income Funds
    **Smith Barney Adjustable Rate Government Income Fund
    Smith Barney Diversified Strategic Income Fund

    +++Smith Barney Funds, Inc.--Short-Term High Grade Bond Fund
    Smith Barney Funds, Inc.--U.S. Government Securities Fund
    Smith Barney Government Securities Fund
    Smith Barney High Income Fund
    Smith Barney Investment Grade Bond Fund
    Smith Barney Managed Governments Fund Inc.
    Smith Barney Total Return Bond Fund

  Tax-Exempt Funds
    Smith Barney Arizona Municipals Fund Inc.
    Smith Barney California Municipals Fund Inc.
    *Smith Barney Intermediate Maturity California Municipals Fund *Smith Barney Intermediate Maturity New York Municipals Fund
    Smith Barney Managed Municipals Fund Inc.
    Smith Barney Massachusetts Municipals Fund
    Smith Barney Municipal High Income Fund
    Smith Barney Muni Funds--Florida Portfolio
    Smith Barney Muni Funds--Georgia Portfolio
    *Smith Barney Muni Funds--Limited Term Portfolio
    Smith Barney Muni Funds--National Portfolio
    Smith Barney Muni Funds--New York Portfolio
    Smith Barney Muni Funds--Pennsylvania Portfolio
    Smith Barney New Jersey Municipals Fund Inc.
    Smith Barney Oregon Municipals Fund

  Global-International Funds
    Smith Barney Hansberger Global Small Cap Value Fund
    Smith Barney Hansberger Global Value Fund
    Smith Barney World Funds, Inc.--Emerging Markets Portfolio
    Smith Barney World Funds, Inc.--European Portfolio
    Smith Barney World Funds, Inc.--Global Government Bond Portfolio Smith Barney World Funds, Inc.--International Balanced Portfolio Smith Barney World Funds, Inc.--International Equity Portfolio Smith Barney World Funds, Inc.--Pacific Portfolio

  Smith Barney Concert Allocation Series Inc.
    Smith Barney Concert Allocation Series Inc.--Balanced Portfolio Smith Barney Concert Allocation Series Inc.--Conservative Portfolio Smith Barney Concert Allocation Series Inc.--Global Portfolio
    Smith Barney Concert Allocation Series Inc.--Growth Portfolio
    Smith Barney Concert Allocation Series Inc.--High Growth Portfolio Smith Barney Concert Allocation Series Inc.--Income Portfolio

  Money Market Funds
    +Smith Barney Exchange Reserve Fund
    ++Smith Barney Money Funds, Inc.--Cash Portfolio
    ++Smith Barney Money Funds, Inc.--Government Portfolio
    ***Smith Barney Money Funds, Inc.--Retirement Portfolio
    +++Smith Barney Municipal Money Market Fund, Inc.
    +++Smith Barney Muni Funds--California Money Market Portfolio
    +++Smith Barney Muni Funds--New York Money Market Portfolio
-------------------------------------------------------------------------------
  * Available for exchange with Class A, Class L and Class Y shares of the
    Fund.
 ** Available for exchange with Class A and Class B shares of the Fund. ***Available for exchange with Class A shares of the Fund.
  + Available for exchange with Class B and Class L shares of the Fund.
 ++ Available for exchange with Class A and Class Y shares of the Fund. In addition, shareholders who own Class L shares of the Fund through the Smith Barney 401(k) and ExecChoice(TM) Programs may exchange those shares for Class L shares of this Fund.
+++Available for exchange with Class A and Class Y shares of the Fund.

  Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a CDSC higher than that imposed by the Fund, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

  Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the Fund that have been exchanged.

  Class A and Class Y Exchanges. Class A and Class Y shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without impo-sition of any charge.

  Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Fund's performance and its shareholders. The Manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Fund's other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by a shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the Fund or (b) remain invested in the Fund or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

  Certain shareholders may be able to exchange shares by telephone. See "Re-demption of Shares--Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

  A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

REDEMPTION OF SHARES


  The Fund is required to redeem shares tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trad-ing on the NYSE are priced at the net asset value next determined.

  If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Transfer Agent receives further instructions from Salomon Smith Barney, or if the sharehold-er's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruc-tion and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

  Shares held by Salomon Smith Barney as custodian must be redeemed by submit-ting a written request to a Salomon Smith Barney Financial Consultant. Shares other than those held by Salomon Smith Barney as custodian may be redeemed through an investor's Financial Consultant, or Dealer Representative or by submitting a written request for redemption to:

  Smith Barney Small Cap Value Fund
  Class A, B, L or Y (please specify)
  c/o First Data Investor Services Group, Inc.
  P.O. Box 5128
  Westborough, Massachusetts 01581-5128

  A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are regis-tered. If the shares to be redeemed were issued in certificate form, the cer-tificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the Transfer Agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption pro-ceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The Transfer Agent may require additional supporting docu-ments for redemptions made by corporations, executors, administrators, trust-ees or guardians. A redemption request will not be deemed properly received until the Transfer Agent receives all required documents in proper form.

 TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

  Shareholders who do not have a Salomon Smith Barney brokerage account may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should con-tact First Data at 1-800-451-2010. Once eligibility is confirmed, the share-holder must complete and return a Telephone/Wire Authorization Form, including a signature guarantee, that will be provided by the Transfer Agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with a signature guarantee when making his/her initial investment in the Fund.)

  Redemptions. Redemption requests of up to $10,000 of any class or classes of the Fund's shares may be made by eligible shareholders by calling First Data at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

  A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

  Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

  Additional Information Regarding Telephone Redemption and Exchange
Program. Neither the Fund nor its agents will be liable for following instruc-tions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

 AUTOMATIC CASH WITHDRAWAL PLAN

  The Fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between funds or Classes of the Fund. Any applicable CDSC will not be waived on amounts withdrawn by a share-holder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. (With respect to withdrawal plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the share-holder's shares subject to the CDSC.) For further information regarding the automatic cash withdrawal plan, shareholders should contact a Salomon Smith Barney Financial Consultant or Dealer Representative.

MINIMUM ACCOUNT SIZE


  The Fund reserves the right to involuntarily liquidate any shareholder's account in the Fund if the aggregate net asset value of the shares held in the Fund account is less than $500. (If a shareholder has more than one account in the Fund, each account must satisfy the minimum account size.) The Fund, howev-er, will not redeem shares based solely on market reductions in net asset val-ue. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

PERFORMANCE


  From time to time the Fund may advertise its total return and average annual total return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a speci-fied period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

MANAGEMENT OF THE COMPANY AND THE FUND

 BOARD OF DIRECTORS

  Overall responsibility for the management and supervision of the Fund rests with the Company's Board of Directors. The Directors approve all significant agreements between the Company and the persons and companies that furnish serv-ices to the Fund, including agreements with the Fund's distributor, investment manager, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's investment manager. The SAI contains background information regarding each Director and executive officer of the Company.

 INVESTMENT MANAGER--MMC

  The Fund's investment manager, MMC, is a registered investment adviser whose principal executive offices are located at 388 Greenwich Street, New York, New York 10013. MMC was incorporated in March, 1968 under the laws of Delaware and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of September 30, 1998 in excess of $108 billion.

  Subject to the supervision and direction of the Company's Board of Directors, the Manager manages the Fund's portfolio in accordance with the Fund's stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfo-lio managers and securities analysts who provide research services to the Fund. For investment management services rendered, the Fund pays the Manager a monthly fee at the annual rate of 0.75% of the value of the Fund's average daily net assets.

  On October 8, 1998, Travelers Group Inc. and Citicorp consum-mated their merger, thereby creating a new entity called Citigroup.
Citigroup is a bank holding company subject to regulation under the Bank Hold-ing Company Act of 1956, the requirements of the Glass-Steagall
Act and certain other laws and regulations. MMC does not believe that its com-pliance with applicable law will have a material adverse effect on its ability to continue to provide the Fund with the same level of investment advi-sory services that it currently receives.

 PORTFOLIO MANAGEMENT

  Peter Hable, an Investment Officer of the Manager, President of Davis Skaggs Investment Management, ("Davis Skaggs") a division of the Manager and Managing
Director of Salomon Smith Barney, is the portfolio manager and manages the day-to-day operations of the Fund, including making all investment decisions. John Goode, an Investment Officer of the Manager, Chairman and Chief Investment Officer of Davis Skaggs and Managing Director of Salomon
Smith Barney assists the Portfolio Manager.

DISTRIBUTION

  CFBDS, located at 21 Milk Street, Boston, MA 02109-5408, distributes shares of the Fund as principal underwriter and as such will conduct a continuous offering pursuant to a "best efforts" arrangement requiring
CFBDS to take and pay for only such securities as may be sold to the public.

  The Fund has adopted a plan of distribution under Rule 12b-1 under the 1940 Act (the "Plan"), pursuant to which Salomon Smith Barney is paid an annual service fee with respect to Class A, Class B and Class L shares of the Fund at the annual rate of 0.25% of the average daily net assets of the respective Class. Salomon Smith Barney is also paid an annual distribution fee with respect to Class B and Class L shares at the annual rate of 0.75% of the aver-age daily net assets attributable to those Classes. Class B shares which auto-matically convert to Class A shares eight years after the date of original pur-chase will no longer be subject to distribution fees. The fees are used by Sal-omon Smith Barney to pay its Financial Consultants for servicing shareholder accounts and, in the case of Class B and Class L shares, to cover expenses pri-marily intended to result in the sale of those shares. These expenses include: advertising; the cost of printing and mailing prospectuses to potential invest-ors; payments to and expenses of Salomon Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Salomon Smith Barney associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

  The payments to Salomon Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Salomon Smith Barney at the time of sale and, with respect to Class A, Class B and Class L shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Salomon Smith Barney Financial Con-sultants may receive different levels of compensation for selling different Classes of shares.

  Payments under the Plan are not tied exclusively to the distribution and shareholder service expenses actually incurred by Salomon Smith Barney and the payments may exceed distribution expenses actually incurred. The Company's Board of Directors will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Salomon Smith Barney, amounts received under the Plan and proceeds of the CDSC.

ADDITIONAL INFORMATION


  The Company was organized as a Maryland corporation pursuant to Articles of Incorporation dated September 29, 1981, as amended from time to time. The Fund offers shares of common stock currently classified into four Classes, A, B, L and Y, with a par value of $.001 per share. Each Class represents an identical interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the desig-nation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees borne by each Class pursuant to the Plan; (d) the expenses allocable exclusively to each Class;
(e) voting rights on matters exclusively affecting a single Class;
(f) the exchange privi-
lege of each Class; and (g) the conversion feature of the Class B shares. The Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

  PNC Bank, National Association, located at 17th and Chestnut Streets, Phila-delphia, Pennsylvania 19103, serves as custodian of the Fund's investments.

  First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

  The Company does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. The Directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the Company's out-standing shares and the Company will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for sharehold-ers vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional share vote for any fractional share held of that Class. Generally, shares of the Company will be voted on a Company-wide basis on all matters except matters affecting only the interests of one Fund or one Class of shares.

  The Fund sends its shareholders a semi-annual report and an audited annual report, which include a list of the investment securities held by the Fund at the end of the reporting period. In an effort to reduce the Fund's printing and mailing costs, the Company plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household hav-ing multiple accounts with the identical address of record will receive a sin-gle copy of each report. Shareholders who do not want this consolidation to apply to their accounts should contact their Salomon Smith Barney Financial Consultant or the Fund's Transfer Agent.

APPENDIX A

  Convertible Securities. Convertible securities are generally preferred secu-rities or fixed-income securities that are convertible into common stock at either a stated price or stated rate. The price of the convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion feature.
A convertible security will normally also provide a fixed income stream.
For this reason, the convertible security may not decline in price as rapidly as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. The Manager will select convertible securities to primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. While convertible secu-rities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.

  Foreign Securities. In addition to direct investment in securities of foreign issuers, the Fund may also invest in securities of foreign issuers in the form of sponsored and unsponsored American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts
(GDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The Fund also may invest in securities denominated in
European Currency Units (ECUs). An ECU is a "basket" consisting of a speci-fied amount of currencies of certain of the twelve member states of the Euro-pean Community. In addition, the Fund may invest in securities denominated in other currency "baskets."

  There are certain risks involved in investing in securities of companies and governments of foreign nations that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from revaluation of currencies, future adverse political and economic developments and the pos-sible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to domestic companies. The yield of the Fund may be adversely affected by fluctuations in value of one or more foreign currencies relative to the U.S. dollar. Moreover, securities of many foreign companies and their mar-kets may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, with respect to certain foreign countries, there is the possibility of expropria-tion, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of div-idends. Foreign securities may be subject to foreign government taxes that could reduce the yield on such securities. Because the Fund may invest in secu-rities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of portfolio securities and the appreciation or depreciation of investments. Investment in foreign securities also may result in higher expenses due to the cost of con-verting foreign currency to U.S. dollars, the payment of fixed brokerage com-missions on foreign exchanges, which generally are higher than commissions on domestic exchanges, and the expense of maintaining securities with foreign cus-todians, and the imposition of transfer taxes or transaction charges associated with foreign exchanges.

  Real Estate Investment Trusts ("REITS"). The Fund may invest in REITS, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the management skill of the REIT's manager. REITs are also subject to risks generally associated with investments in real estate.
The Fund will indirectly bear its proportionate share of any expenses, including manage-ment fees, paid by a REIT in which it invests.

  Debt Securities. Debt securities in which the Fund may invest include notes, bills, commercial paper, obligations issued or guaranteed by the government or any of its political subdivisions, agencies or instrumentalities, and certificates of deposit. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

  All debt securities are subject to market risk and credit risk. Market risk relates to market-induced changes in a security's value, usually as a result of changes in interest rates. The value of the Fund's investments in debt securi-ties will change as the general levels of interest rates fluctuate. During periods of falling interest rates, the value of the Fund's debt securities will generally rise. Conversely, during periods of rising interest rates, the value of the Fund's debt securities will generally decline.
Credit risk relates to the ability of the issuer to make payments of principal and interest. The Fund has no restrictions with respect to the maturities or duration of the debt securities it holds. The Fund's investments in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than the Fund's shorter-term securities.

  Money Market Instruments. Short-term instruments in which the Fund may invest include obligations of banks having at least $1 billion in assets (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loan associations and similar institu-tions); commercial paper rated no lower than A-2 by Standard & Poor's Ratings Group or Prime-2 by Moody's Investors Service, Inc. or the equivalent from another nationally recognized statistical rating organization or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the two highest rating categories; and repurchase agreements with respect to any of the foregoing entered into with banks and non-bank dealers approved by the
Company's Board of Directors.

  U.S. Government Securities. The Fund may invest in U.S. Government securi-ties. Generally, these securities include U.S. Treasury obligations and obliga-tions issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded indepen-dently. The Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a pro-portionate interest in underlying U.S. Treasury securities. A zero coupon secu-rity pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market val-ues of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

  Repurchase Agreements. The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures intended to mini-mize the risks of investing in repurchase agreements.

  Reverse Repurchase Agreements. In order to generate additional income, the Fund may engage in reverse repurchase agreement transactions with banks, bro-ker-dealers and other financial intermediaries. Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, the Fund would assume the role of seller/borrower in the transaction. The Fund will maintain a segregated account consisting of assets determined to be liquid by the Manager that at all times have a value equal to its obligations under reverse repurchase agreements. The Fund will invest the proceeds in other money market instruments or repurchase agreements maturing not later than the expira-tion of the reverse repur-chase agreement. Reverse repurchase agreements involve the risk that the mar-ket value of the securities sold by the Fund may decline below the repurchase price of the securities.

  When-Issued, Delayed-Delivery and Forward Commitment Transactions. The Fund may purchase securities on a when-issued basis, may purchase and sell securi-ties for delayed delivery and may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (forward commit-ments). When-issued transactions, delayed delivery purchases and forward com-mitments involve a risk of loss if the value of the securities declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Typically, no income accrues on securi-ties the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has deposited in a segregated account.

  Lending of Securities. Consistent with applicable regulatory requirements and for cash management purposes, the Fund may lend portfolio securities to entities deemed creditworthy by the Manager. Such loans will usually be made to brokers, dealers and other financial organizations, and would be required to be secured continuously by collateral in cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail finan-cially. Loans will be made to firms deemed by the Manager to be of good stand-ing and will not be made unless, in the judgment of the Manager the consideration to be earned from such loans would justify the risk.

  Options on Securities, Securities Indexes and Currencies. The Fund may write
(sell) covered put and call options on securities, securities indexes and cur-rencies ("Options") and purchase put and call Options that are traded on for-eign or U.S. securities exchanges and over the counter. The Fund will write such Options for the purpose of increasing its return and/or protecting the value of its portfolio. In particular, where the Fund writes an Option that expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the Option, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the Option may have been written or the increased cost of portfolio securities to be acquired. However, the writing of Options constitutes only a partial hedge, up to the amount of the premium, less any transaction costs. In contrast, if the price of the security underlying the Option moves adversely to the Fund's position, the Option may be exercised and the Fund will be required to purchase or sell the security at a disadvantageous price, resulting in losses that may only be partially offset by the amount of the premium. The Fund may also write combinations of put and call Options on the same security, known as "straddles." Such transactions generate additional premium income but also present increased risk.

  The Fund may purchase put and call Options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. In the event that the expected changes occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the Options purchased. The risk assumed by the Fund in connection with such transactions is limited to the amount of the premium and related transac-tion costs associated with the Option, although the Fund may be required to forfeit such amounts in the event that the prices of securities underlying the Options do not move in the direction or to the extent anticipated.

  Over-the-counter options in which the Fund may invest differ from traded options in that they are two-party contracts, with price and other terms nego-tiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

  Futures Contracts and Options on Futures Contracts. The Fund may enter into transactions in futures contracts and options on futures only
(i) for bona fide hedging purposes (as defined in Commodities Futures
Trading Commission regula-
tions), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions do not exceed 5% of the liq-uidation value of the Fund's assets.

  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The primary purpose of entering into a futures contract by the Fund is to protect the Fund from fluctuations in the value of securities without actually buying or selling the securities. The Fund may enter into futures contracts and options on futures to seek higher invest-ment returns when a futures contract is priced more attractively than stocks comprising a benchmark index, to facilitate trading or to reduce transaction costs. The Fund will only enter into futures contracts and options on futures contracts that are traded on a domestic exchange and board of trade. Assets committed to futures contracts will be segregated at the Fund's custodian to the extent required by law.

  Among the several risks accompanying the utilization of futures contracts and options on futures contracts are: First, the successful use of futures and options is dependent upon the ability of the Manager to predict correctly move-ments in the stock market or in the direction of interest rates. These predic-tions involve skills and techniques that may be different from those involved in the management of investments in securities. If the prices of the underlying commodities move in an unanticipated manner, the Fund may lose the expected benefit of these futures or options transactions and may incur losses. Second, positions in futures contracts and options on futures contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or through a linked exchange), and as a result of daily price fluctuations limits there can be no assurance the offsetting trans-action could be entered into at an advantageous price at a particular time. Consequently, the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the Fund may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

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                                               SALOMON SMITH BARNEY
                                               ---------------------------------
                                                    A Member of citigroup [LOGO]
 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.




SMITH BARNEY
SMALL CAP
VALUE
FUND


388 Greenwich Street
New York, New York 10013


FD 2461       12/98